Segregated funds	12 Months Ended
Oct. 31, 2018
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Segregated funds
Note 15 Segregated funds

We offer certain individual variable insurance contracts that allow policyholders to invest in segregated funds. The investment returns on these funds are passed directly to the policyholders. Amounts invested are at the policyholders’ risk, except where the policyholders have selected options providing maturity and death benefit guarantees. A liability for the guarantees is recorded in Insurance claims and policy benefit liabilities.

Segregated funds net assets are recorded at fair value. All of our segregated funds net assets are categorized as Level 1 in the fair value hierarchy. The fair value of the segregated funds liabilities is equal to the fair value of the segregated funds net assets. Segregated funds net assets and segregated funds liabilities are presented on separate lines on the Consolidated Balance Sheets. The following tables present the composition of net assets and the changes in net assets for the year.

Segregated funds net assets

	As at
(Millions of Canadian dollars)	October 31 2018	October 31 2017
Cash	$19	$1
Investment in mutual funds	1,348	1,217
Other assets (liabilities) net	1	(2)
	$1,368	$1,216
Changes in net assets
	For the year ended
(Millions of Canadian dollars)	October 31 2018	October 31 2017
Net assets at beginning of period	$1,216	$981
Additions (deductions):
Deposits from policyholders	537	430
Net realized and unrealized gains (losses)	(40)	87
Interest and dividends	31	26
Payment to policyholders	(342)	(279)
Management and administrative fees	(34)	(29)
Net assets at end of period	$1,368	$1,216